Exhibit 99.2

TeleSign Transcript

Max Forgan - Blueshirt Group

Good morning, ladies and gentlemen and welcome to North Atlantic Acquisition Corp and TeleSign's investor call regarding the recently announced merger agreement. We appreciate everyone's time and I would note that management will not be taking questions following the presentation. Before I turn it over to management, I would like to remind everyone of the safe harbor language that governs today's presentation. Specifically, the information discussed today is qualified in its entirety by the form 8-K that has been filed today by North Atlantic Acquisition Corp, and may be access on the SEC website, including the exhibits. There is an investor presentation that has been filed by North Atlantic Acquisition Corp with the SEC and that will be helpful to reference in conjunction with today's discussion. Please review the disclaimers included therein and refer to that as the guide for today's call. Statements made during this call that are not statements of historical facts constitute forward looking statements that are subject to risks, uncertainties and other factors that could cause our actual results to differ from historical results and or from our forecast. These risks uncertainties and other factors include those set forth in the form 8-K, filed today by North Atlantic Acquisition Corp with the Securities and Exchange Commission, and the exhibits there too. For more information, please refer to the risks, uncertainties, and other factors discussed in the North Atlantic Acquisition Corp's SEC filings. All cautionary statements that we make during are applicable to any forward looking statements we make whenever they appear. You should carefully consider the risks, uncertainties, and other factors discussed in the SEC filings should not place undue reliance on forward looking statements which we assume no responsibility for updating. With that, let me turn it over to Gary Quinn, CEO of North Atlantic Acquisition Corp, who will start the presentation.

Gary Quin - CEO NAAC 02:07

Welcome to our presentation today which will bring you up to speed on the amazing opportunity which is the proposed merger between North Atlantic Acquisition Corp and Telesign. Today you will hear from TeleSign CEO Joe Burton, TeleSign CFO Thomas Dhondt, as well as myself, Gary Quin, CEO of North Atlantic. Let me give you a quick overview of North Atlantic. We put NAAC together to bring North American capital to ambitious growth opportunities, within European nexus. My background was originally in TMT, and I was a senior advisor to Blackstone in TMT as well as Vice Chairman of Credit Suisse in Europe, covering the same sector. Other members of our team have blue chip backgrounds, as global vice chairman of Procter and Gamble, president of Diageo, as well as private equity and investment banking. With over 180 years of cumulative team experience in blue chip organizations, we intended raising $300 million in our IPO in Q1 this year, but we upsize that to $380 million given over $3 billion in demand. It is proposed that I will join the board of TeleSign post combination. TeleSign is the secret sauce behind many situations that you deal with daily. When you log into Tik Tok using two factor authentication, you're using TeleSign. When you need to reset your password on Alibaba, and you're sent a one time passcode you're using TeleSign. When your food is being delivered, and you message the driver, you're using TeleSign. And anytime I log into various websites, I now understand that TeleSign is working in the background to keep my family safe. I wasn't aware how much I use

TeleSign until last week, we counted it up. In my family, we are using TeleSign up to 12 times a day across multiple platforms. It is ubiquitous. So we are hugely excited about this opportunity with TeleSign. TeleSign is an industry pioneer with over 15 years of growth in an attractive market, benefiting from tremendous tailwinds not withstanding the recent global growth in e-commerce and associated need for security. TeleSign is connected to over 50% of all mobile users across the globe and has 15 years have historical data patterns, feeding machine learning algorithms. This is a huge differentiator. TeleSign has a state of the art technology stack and a unique data platform, as well as long standing blue chip customer relationships, which is helping TeleSign's international growth, as these blue chip organizations expand globally as well. Moreover, Telesign's organic growth of 42% since 2018, combined with excellent consolidation opportunities makes this a hugely exciting opportunity. So the proposed transaction is a business combination between TeleSign Corporation and North Atlantic Acquisition Corporation. This is expected to close in Q1 early Q2 2022. NAAC is a NASDAQ listed SPAC with $380 million in trust and has a 33.3% warrant structure. The proposed enterprise value of TeleSign is $1.3 billion which implies an enterprise value of 2.2 times 2023 revenue. It is expected that PIPE investors will commit $107.5 million. Proximus group, the current parent of TeleSign will have a 67% Proforma ownership of the merged entity post transaction. There is a minimum cash condition $200 million. NAAC and Proximus have agreed to a 12 month lockup of their shares. Additionally, PIPE investors will receive 10% of sponsored promote as part of their participation in the PIPE. With that, I will hand you over to Joe Burton, CEO of TeleSign.

Joe Burton - CEO TeleSign 06:52

Thanks, Gary, I'll give a brief overview of TeleSign’s business. First, who we are. At Telesign, we believe trust is the currency of today's digital economy. With more than 5 billion people conducting their lives online, social networking to gaming, education, entertainment, paying their bills or enterprises interacting with millions of customers, the stakes have never been higher. TeleSign helps connect, protect and defend enterprises and their customers from bad actors, scams and hackers. So we can have a safe, trusted human experience anywhere in the world online. And we're already off to a great start. telesign offers solutions across the full spectrum of end user account security, communications and engagement. We have a global footprint. We have customers in over 60 countries across the world. 21% of our revenue currently comes from companies outside the United States, eight of the 10 most valuable companies on the internet are already scaled customers of TeleSign. Along with hundreds of other enterprises. We're doing about 21 billion annual verify transactions per year. This year, we'll end with about $390 million in annual revenue with a 42% revenue compound annual growth rate and a profitable business model. So the reason this happens is because digital transformation is everywhere and continues to accelerate. As banking, travel, education, entertainment and business all consolidate online and increasingly to the mobile device. Unfortunately, the cybersecurity challenges move in as well. A lack of identity data, fraud, trust and security issues, difficulty reaching end users, operational risks and more. TeleSign is here to sort it out and make the digital economy safe and trustworthy for everyone. We believe to do that requires a posture of continuous trust. TeleSign does this in many ways. We have lots of products, but we feel like our big four use cases are the one listed on this slide. Anytime an enterprise and a consumer want to form a relationship online, it starts with in the lower left onboarding. We have to be able to quickly create a consumer account with the enterprise and yet have it be extremely safe. We got to be sure that the person is really who they're supposed to be, that it's not a bot, a hacker or some other identity takeover, and yet keep it very simple. TeleSign has unique solutions to make that happen once the account has been created, account integrity is key through the entire lifecycle of the relationship between the enterprise and the consumer. So everytime the user logs into their app or the website, we've got to be able to quickly reestablish identity without asking too many questions and making it burdensome. Once we have identity established, rich digital engagement via voice messaging, SMS messaging, or social texting from applications like WhatsApp, or Viber, are critically important. TeleSign has the ability to deliver high quality messaging into virtually every country in the world safely, quickly and economically to allow brands to engage their customers any way they want. And lastly of course, anytime something of value is being exchanged on the internet TeleSign is there to protect against fraud, ensuring if it's hailing a taxi, a large financial transaction, or even exchanging even a digital good in a gaming platform TeleSign is there to make sure that transaction can occur without fraud. All the people and all the devices are really who they're supposed to be. So let's look one step under the four big use cases. These are the main five API's, the main web services that telesign offers almost like Legos to build up those four big use cases and others for our customers. Starting on the left, phone ID is a detailed actionable global phone number in subscriber data intelligence system. So the enterprise will pass us a phone number, and IP address and email address. And we'll pass back an incredible amount of insight that will help the enterprise assess fraud risk and enhance the online user experience by asking the end user for exactly what they need to keep them safe, but not creating a cumbersome process every time. Score is actually our machine learning and artificial intelligence fraud scoring system. This system once again, you pass it a phone number, an email address, an IP address. And and very, very quickly, in 100 milliseconds or less. In most cases, were able to process a fraud score from one to 1000 of how likely is this to be fraud right now, along with an Explainable AI reason code list that says exactly why we made the decision we made; incredibly dynamic system. If you asked the same question about the same phone number, just a few seconds or minutes later, if we've detected any changes in the security posture of that user, a sim swap on their mobile phone, suddenly, they're associated with a different IP address that we consider questionable, we might give a very different score and a very different set of explanations. Phone verification API, I'll skip here, because on the next slide, we're actually going to show it since it's the way many people have experienced TeleSign already, even if they didn't know. Our secure message and voice API's are about that digital engagement I was talking about on the last slide. And enterprise can drop a voice message or a text message into our API's and say deliver this to a user anywhere around the world, be it over SMS, WhatsApp, Viber other messaging systems, or of course voice messaging, and we will find the most efficient, high quality route to deliver that message. Moving over to an illustrative consumer journey here. In this case, our friend John is trying to log on to a social media platform. So John tries to log on in step one. In step two, the website decides that they're going to challenge John because they don't recognize him as recently having logged on. They actually pass John's info over to TeleSign and we actually send a one time password to John over SMS voice or possibly some other media. John receives the code on his phone in step four, like almost all of us have in the past. He types that number in, the company receives that in step five, and passes it on to TeleSign. In step six and seven really is where the TeleSign magic occurs in this customer journey. In step six, we not only check to make sure that it is the same number that we sent to John in step three, but we go much farther. We actually look at the carrier name, the roaming status of John's phone. We look at some or all of as many as 2200 different variables we track in order to assess fraud, and we decide whether we believe this is John's identity or not. Optionally, in step seven, we can run that whole machine learning scoring system that I talked about, to say how likely this is to be John M. and why do we say that, and then we pass all of that authentication information back to the website in step eight, and they let John in to get on with his day. What's so exciting is TeleSign, step six and step seven, that incredible amount of authentication insight in about a 10th of a second or less in most cases, anywhere in the world. This enables websites and consumers to enjoy a very fast, secure, and yet easy to use authentication process no matter what they are. So TeleSign has a number of clear differentiators that keep us ahead of the competition, just naming a few. Of course, we have an integrated digital identity solution. By integrated I mean that we can not only do some of those authentication use cases around account onboarding, account integrity. But we can also do the customer engagement and the fraud protection all through a single set of easy to use API's. We've been at this a while; 15 years of historical data patterns and supporting analytics that help us understand whether this is fraud that we've been seeing for years, or a newly emerging fraud pattern that's just happening over the last few hours or minutes. I mentioned before we look at 2200 plus behavioral variables, we're constantly adding more in a near global footprint to keep people safe, long standing customer relationships with the most demanding digital platforms in the world. I mentioned eight of the 10 most valuable companies on the internet use TeleSign at scale already, along with hundreds of other enterprise customers as well. And we have an innovative proven organization that has put us ahead and will keep us ahead for years into the future. As I mentioned, no other player provides a comprehensive digital identity solution. We feel that to have an in the head end relationship between enterprises and consumers requires fraud management, authentication and access management, and secure CPaaS, or secure communications platform as a service. TeleSign is the only vendor we believe that is at scale in all three and global. Were at scale in fraud management, in authentication, and in CPaaS, and in virtually every country around the world. Very unique. To get here, the TeleSign journey has been exciting. Starting in 2005, the company was founded in the Los Angeles area as a startup, rapidly scaled, established a headquarters in Europe, filed patents, did an acquisition or two, and really grew as one of the pioneers in one step passwords, one time passwords and digital identity from 2005 all the way to 2017. In 2017-18 the company was acquired by Bix, a European division of Proximus. Bix actually acquired TeleSign because they were one of the major deliverers of of SMS messages in the world. And they saw the synergy between integrating TeleSign's unique application directly with the world class Bix, a message delivery business. This has been great for TeleSign over the last three years or so, the company has continued to grow now delivering more than 21 billion annual transactions through our systems, great new partnerships with companies like Skype, and others. But now we're at a point as TeleSign really scales up and tries to take the place as being a premiere digital identity provider on the global stage, we're looking to unlock the potential of the company with this transaction. There's a large number of sources that make this the right time for us. As we can see here, we have an amazing amount of data and insight available to us, direct connections to 60 plus carriers accounting for more than 50% of mobile users worldwide. The ability to connect to the rest of the mobile users through interconnection. Fantastic amounts of data and insights on 85% of the North American population more than half of Europe, 2 billion people in Asia along with insights on IP addresses We have over 99.9% of the IP addresses in the world, we know where they ought to be; geo location, what they ought to be associated with, tremendous amount of email information. 5 billion unique phone numbers, trends at the TeleSign platforms on a monthly basis. All of this drives our data flywheel as we call it on the right side of this diagram, the more CPaaS we do, the more authentication information that we have, we know where a particular person likely should be, what kind of device they likely should be on, we know how frequently they should be authenticating. So we're able to take all of that behavioral insight and do a really great job on fast, easy authentications. The more authentications we do, the more we understand about fraud. The more we understand about authentication and fraud, the more we can target and do even better CPaaS communications for digital engagement. So the more we do of one, the better the other two get. And we goa round and around and create this really unique business model at TeleSign. We're already a trusted partner for top brands around the world. By revenue split about 38% of our revenue comes from e-commerce, about 25% each from enterprise software companies and social networking companies with a nice start in the on demand economy, fintech, gaming, and others. As mentioned about eight of the 10 top companies on the internet are already customers of telesign along with hundreds of others. Most of those companies aren't mentioned here due to contractual issues. But just taking a few off here the list is still impressive over under social networks where we work with Skype on robo call prevention, toll fraud prevention; companies like Tencent Tik Tok, Baidu and others, leading on TeleSign to help them do digital engagement and fraud protection for customers literally around the world. Fintech companies like Affirm looking to TeleSign for account onboarding, digital engagement, and beyond. So many stories of how we're helping connect, protect and defend the best brands on the internet against fraudsters and make for that simple and easy customer experience. Any company does its work based on the the talented people that are in the company, and I am thrilled about the TeleSign team. You see a lot of experience here from Proximus and Bix on the service provider side coming out of Europe. Some people out of Cisco that are used to building mission critical software products that power the internet and communications and a deep bench of people that have come from the security and CPaaS industries like Kola coming to us from Sinch and Syniverse. Several people coming to us from Symantec, and so forth. We believe we have the team that not only got us here, but can continue driving TeleSign to new heights over the next five years and beyond. So let's talk a little bit about what we're doing over the next few years to become the leader in integrated digital identity. We see ourselves having four growth vectors, we're going to continue growing with the market, we're going to expand into new use cases, we're going to deliver to new customer segments in geographic expansion. The plan that we see here is all built on an organic growth plan, we believe we can build, compete, and win on our own. But certainly there may be opportunities to accelerate the capturing of all of this through M&A in the future. First of all, growing with the market; it's a large and rapidly growing global addressable market. Just a few years ago, the market that TeleSign competed in was about an $18 billion dollar total addressable market in 2019. By 2024, it's projected to be over $55 billion or nearly a 25% CAGR. As this market just explodes going forward, there's tailwinds for TeleSign. This is going to be driven by digital identity. Mobile phones are going to become one of the primary sources of identity, there's going to be accelerating amounts of digital communications, and the only way to keep up, and stay ahead of cyber threat is going to be built with machine learning and analytics that can be deployed on a global basis, which is exactly what TeleSign has been doing for 15 years. When we talk about use case expansion TeleSign already does fantastic in the areas in the white: multi factor authentication, account registration and fraud management account takeover prevention, inbound call center fraud management, risk authentication, secures CPaaS, and more. But as we continue working with some of the biggest customers in the world, and some of our other security partners, we see great thingsTeleSign can do to help contribute to single sign on platforms, privileged access management, certificate management, and more. As we move out a little bit farther, getting involved in lead scoring and prioritization, audience delivery, customer segmentation, and much more. All areas where TeleSign can deliver great solutions over the next couple of years to make digital engagement and secure interactions on the internet, even more on target, and even more simple and natural for the consumers that are using them. Cross sell upsell into the TeleSign customer base is another incredible opportunity for us. About 35% of TeleSign's customers already purchase two or more of our secure communications platform as a service, fraud management and authentication. Typically, you sign up for one use case, you very quickly understand what TeleSign is capable of. And you go ahead and buy a second or a third product from us as well. 35% is a great number, but it's not high enough. 35% is enough to prove that cross sell upsell works. But I see significant headroom for growth in the current TeleSign customer base as we bundle these solutions, as we expose our customers to the capabilities that they're not using already. I think we can drive this number a lot higher. When we talk about expanding into new customer segments. What we're really talking about is being able to go down market TeleSign already has the most sophisticated demanding customers in the world. Eight of the 10 most valuable brands on the internet require redundancy, security audits, GDPR, and In similar data privacy regulations around the world, we've already satisfied these brands for years on end. Now, what we're really looking to is how do we deliver that same power, that same ability to connect, protect and defend companies and consumers? How do we extend that into the mid market and SMB. Our product is already is already suited for that market, it's ready to go. But we've directed our marketing team to start focusing additionally on finding the rest of those customers down market, and our engineering team to work on integrating with some no code, low code tools. So we can graphically be integrated into the websites of some of these new companies. So we see a tremendous growth opportunity down market. The last growth piece that I'm extremely excited about is internationalization or growing globally. So what's interesting about this slide is some of the statistics at the top show that TeleSign is already delivering digital engagement, and fraud scoring, and authentication literally across the world. We see utility companies in Russia listed here that we're doing great things for, people in South America, people in India, people in Australia, we're already covering the globe with great fraud scoring, great authentication, and great communications and engagement. But if we look at the two circles, in the bottom left, what we see is number one, revenue by customer geography, about 80% of our revenue is US companies today, and only about 20% Are rest of world companies. But if we look at the revenue by traffic destination, where is the end user with the mobile phone that we're connecting and protecting? Very different story. We're already delivering about 40% of our digital interactions into Asia, about 40% into EMEA in about 10% Each for North and South America. What this means is we already have a proven hardened product that works in virtually every country around the world. Now, we just need to expand our sales and marketing team to go capture the other headquarters companies in those geographies. So in summary for me, the TeleSign investment highlights, one, we're a large and rapidly growing addressable market. Two, we're a leading digital identity player that already has a blue chip customer base. We have a competitive and efficient business model. It's a high quality organization with strong execution capabilities. We have an excellent track record of profitable organic growth in cash generation. And we have a proven growth strategy that's driving attractive future value creation. With that, I'll turn the presentation over to Thomas to talk about our financial profile.

Thomas Dhondt - CFO Telesign 33:42

Thanks, Joe. And I very much want to build on the investments highlights you just talked about, as I will take the next couple of minutes to walk through our financials and our exciting development. In essence, there are five elements I want to bring forward which are either on the historical state of our business, and again, the exciting growth opportunity ahead of us. Let me start by highlighting our stable business model. As we are a transaction based business, we have grown and scaled as our existing loyal customers have grown a lot in their core businesses. On that basis, we've secured best in class organic growth over the past few years and I'll come back to that later, and particularly to compare us to some of the peers, which are listed today. We remain equally excited by the strong growth opportunity ahead of us as we operate in fast international, large growing markets, which is at our sweet spot. Within that growth opportunity, we see very strong potential for margin expansion over the next few years, fueled by our display identity solutions about which Joe talked about and we really believe we have a strong competitive edge to really capitalize on. This will not come for free. We intend to meaningfully invest over the next few years, particularly over the next two years. Afterwards, we want to come back to social profitability and run the business in a profitable way as we've done for past few years. On the basis of these foundation elements, we have laid out an ambitious but certainly achievable business plan for the next five years. Let me quickly talk about key highlights of that plan. We aim to be a $1.1 billion revenue business in 2026, essentially driven by a strong growth in our identity solutions, which will fuel an increase of our gross profit margin, at least a target percentage of 29%. Driven by again, the strong increase in overall revenue mix, whereby identity will contribute 74% of our total direct margin plus 12% profitability target on an EBITDA level in 26 after a couple of years of strong investments over the next few years. If I now take a step back and zoom in a couple of these financial highlights in a bit further detail, we have quite some data points to share which underpin our exciting equity story. We have a high net revenue retention ratio, 141% over the past three years, and we have structurally managed to grow our business across the different customer cohorts over the past few years. Again, pointing to the strong, loyal customer base we've managed to drive best in class growth. As you can see on this slide, the 42% revenue growth over the past few years, psoitions us particularly well versus Twilio and Sinch to only name a few. What I'm particularly excited about is that growth has been fueled by both customer segments, both communication, and digital identity have grown very strong. And in particular, I want to highlight already our digital identity codes, as by the end of this year, it will contribute more than 30% of our total direct margin contribution. This is no longer a small business. This is already a business in which achieving scale. And as we talk about that forward looking growth opportunity, we very much want to capitalize on. Small comments I want to make on this side as well. If we look at our year over year growth 20 to 21. Our growth has been somewhat impacted by some negative currency effects between euro and USD, normalizing for these we targeted growth of at least six percent year-over-year. Now coming back to that growth opportunity and forward looking plan I mentioned before already, it is really about accelerating on growth and building on this historical momentum within the identity business targeting plus 55% revenue and direct margin CAGR for digital identity solutions. While growth numbers on the communication side are somewhat more muted, we remain very excited about this market as well as it continues to go as fast. As Joe mentioned before, we believe there's a strong competitive differentiation on being able to offer these two solutions together as they reinforce each other. I already mentioned the investment before, but it's really over the next two years, we want to accelerate our investments within R&D and our go to market strategy, taking up our OPEX to revenue ratios to about 27%. Afterwards, they will come down and be more in line with what have been historical averages, which will drive our EBITDA target of at least 12% in 26. Clearly, a public listing will help TeleSign to accelerate and to achieve this growth plan as it will on the one hand fund our organic growth opportunity. It will really provide the opportunity for geographic expansion over the next few years, it will create strategic optionality for TeleSign to do M&A, important in some of the dynamic markets in which telesign is active today. It will allow us to further attract top talent across the globe. And definitely show some of our visibility and credibility visibly via some of our partners and customers today. With that said I want to give the floor to Gary to talk about some of the valuation and transaction considerations.

Gary Quin - CEO NAAC 39:20

TeleSign sits at the intersection of CPaaS and digital identity. Because of TeleSign's effective 2200 factor authentication, it was inevitable that we will move into digital identity which is faster growing, higher margin and valued higher. In light of TeleSign's broad suite of products, it is important to compare the business to both CPaaS and digital identity peers. Regardless of the peers that have been referenced, this deal's implied relative valuation is highly attractive. Enterprise value as a multiple of 2023 revenue is 2.2 times below CPaaS peers, and over 15 times below digital identity peers. On a growth adjusted basis, the implied valuation here points to a greater than 50% discount. We've priced this opportunity at a discount to allow for upside. As we continue to look at TeleSign's valuation, it is important to remember that TeleSign's growth compares favorably to both CPaaS and digital identity peers. When we look at this slide of TeleSign's peers across the SaaS and CPaaS universe, we can quickly see that growth is the primary determinant of value. There is no quantitative evidence that gross profit correlates with growth and is essentially an irrelevant metric from a valuation perspective in this sector. TeleSign has an efficient operating cost structure and a profitable business model. Operating expenses as a percentage of revenue are approximately half the average level of those CPaaS peers. And about 30% of those for digital identity peers. Remembering that there isn't $1 of cost structure that's more important than another. This offsets the current gross margin structure, resulting in EBITDA margins for TeleSign that are above sea pass peers, and close to the average to digital identity. So to reiterate, this is an extremely compelling opportunity. Enterprise value as a multiple of 2023 revenue is 2.2 times below CPaaS peers, and over 15 times below digital identity peers. On a growth adjusted basis, the implied valuation of TeleSign points to a greater than 50% discount. With that, I will hand it back to Joe Burton to sum up.

Joe Burton - CEO TeleSign 42:07

Thank you, Gary. So why invest in TeleSign? We're a high-quality business with high growth at scale, leadership position in a large and fast growing total addressable market. We are a passionate team and organization, with compelling value creation against our public peer set. Thank you so much for listening today.